                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM 8-K/A



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of report (Date of earliest event reported): December 31, 1996





                        AMERICAN BUSINESS PRODUCTS, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)





    Georgia                   1-7088                          58-1030529
-------------------------------------------------------------------------------
   (State of          (Commission File Number)              (I.R.S Employer
Incorporation)                                             Identification No.)





                       2100 RiverEdge Parkway, Suite 1200,
                             Atlanta, Georgia 30328
                       ------------------------------------
          (Address of principal executive offices, including(Zip Code)





                                 (770) 953-8300
              (Registrant's telephone number, including area code)







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(3) ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (B)   Pro Forma Financial Information

          The accompanying unaudited pro forma condensed consolidated financial statements give effect to the Vanier Sale as described in Item 2 of this Form 8-K. The pro forma consolidated balance sheet as of September 30, 1996 gives effect to the Vanier Sale as if the transaction occurred on that date. The pro forma consolidated statements of income for the year ended December 31. 1995 and for the nine months ended September 30, 1996 give effect to the Vanier Sale as if the transaction occurred on January 1, 1995.

          The consolidated financial information with respect to the Company as of and for the year ended December 31, 1995 has been derived from the Company's audited consolidated financial statements which are not presented herein. The consolidated financial information with respect to the Company for the nine months ended September 30, 1996 has been derived from the Company's unaudited condensed consolidated financial statements which are not presented herein.

          The pro forma condensed consolidated financial statements of the Company are presented for informational purposes only and may not reflect the Company's future results of operations or what the results of operations of the Company would have been had the Vanier Sale occurred as of the date indicated.

                        AMERICAN BUSINESS PRODUCTS, INC.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                  For the Nine Months Ended September 30, 1996
                  (dollars in thousands, except per share data)

                                                    Actual             Pro Forma            Pro Forma
                                                September 30,       Adjustment for        September 30,
                                                     1996             Disposition              1996
                                                -------------       --------------        -------------

Net Sales                                       $    472,394         $    (98,961)        $    373,433
                                                ------------         ------------         ------------
Cost and Expenses
   Cost of goods sold                                332,032              (70,573)             261,459
   Selling and administrative                        105,736              (23,779)              81,957
   Restructuring Expenses                              5,799               (1,327)               4,472
                                                ------------         ------------         ------------
                                                     443,567              (95,679)             347,888
                                                ------------         ------------         ------------
Operating Income                                      28,827               (3,282)              25,545
Other Income (Expenses)
   Interest Expense                                   (5,452)                 257               (5,195)
   Miscellaneous--net                                  3,210                 (410)(1)            2,800
                                                ------------         ------------         ------------
Income Before Income Taxes                            26,585               (3,435)              23,150
Provision for Income Taxes                            10,412               (1,461)               8,951
                                                ------------         ------------         ------------
Net Income                                      $     16,173         $     (1,974)(2)     $     14,199
                                                ============         ============         ============

Earnings Per Share                              $       0.99         $      (0.12)        $       0.87
                                                ============         ============         ============

Weighted Average Number of Common Shares
   Outstanding                                    16,392,705                                16,392,705
                                                ============                              ============


See accompanying notes to pro forma condensed consolidated financial statements.






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


                        AMERICAN BUSINESS PRODUCTS, INC.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      For the Year Ended December 31, 1995
                  (dollars in thousands, except per share data)


                                              Actual         Pro Forma          Pro Forma
                                           December 31,   Adjustment for       December 31,
                                               1995        Disposition             1995
                                           -----------    --------------       ------------

Net Sales                                  $   633,955      $(137,531)         $   496,424
                                           -----------      ---------          -----------
Cost and Expenses
   Cost of goods sold                          447,375        (98,828)             348,547
   Selling and administrative                  138,474        (31,091)             107,383
   Restructuring Expenses                            0              0                    0
                                           -----------      ---------          -----------
                                               585,849       (129,919)             455,930
                                           -----------      ---------          -----------
Operating Income                                48,106         (7,612)              40,494
Other Income (Expenses)
   Interest Expense                             (8,243)           341               (7,902)
   Miscellaneous--net                            1,639           (148)(1)            1,491
                                            ----------      ---------          -----------
Income Before Income Taxes                      41,502         (7,419)              34,083
Provision for Income Taxes                      15,997         (3,165)              12,832
                                           -----------      ---------          -----------
Net Income                                 $    25,505      $  (4,254)(2)      $    21,521
                                           ===========      =========          ===========

Earnings  Per Share                        $      1.57      $   (0.26)         $      1.31
                                           ===========      =========          ===========

Weighted Average Number of Common
   Shares Outstanding                       16,197,044                          16,197,044
                                           ===========                         ===========


See accompanying notes to pro forma condensed consolidated financial statements.











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



         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     The notes to the pro forma unaudited condensed consolidated financial statements follow:

PRO FORMA STATEMENT OF INCOME ADJUSTMENTS

     (1) Does not include interest income of approximately $1,623 for the nine months ended September 30, 1996 and $1,831 for the year ended December 31, 1995 which the Company would have received had the net proceeds of the Vanier Sale been invested in money market instruments.

     (2) Does not reflect the loss on the Vanier Sale.

PRO FORMA BALANCE SHEET ADJUSTMENTS

     (1) To eliminate assets acquired and liabilities assumed by Reynolds.

     (2) To record the proceeds from the Vanier Sale.

     (3) To record estimated fees and adjustments related to the Vanier Sale.

     (4) To reflect the after-tax loss on the Vanier Sale.

     (5) To adjust the Financial Accounting Standards No. 106 accrual for post retirement benefits and related deferred taxes due to plan curtailment.

     (6) To accelerate related accruals for former Vanier executives.

     (7) To reflect early extinguishment of a bond issue on a Vanier facility.







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


                                   SIGNATURES

   Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                  AMERICAN BUSINESS PRODUCTS, INC. (Registrant)


   Date: July 23, 1997                      \S\ Richard G. Smith
                                            --------------------
                                            Richard G. Smith
                                            Vice President-Finance
                                            and Chief Financial Officer
                                            [duly authorized officer
                                            and principal financial officer]



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